UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 11, 2022

New Mountain Guardian III BDC, L.L.C.

(Exact name of registrant as specified in its charter)

Delaware	000-56072	84-1918127
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

1633 Broadway, 48th Floor,
New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 720-0300

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On April 11, 2022, New Mountain Guardian III BDC, L.L.C. (the “Company”) entered into a new investment advisory and management agreement (the “New Investment Management Agreement”), by and between the Company and New Mountain Finance Advisers BDC, L.L.C. (the “Adviser”). The terms of the New Investment Management Agreement are substantially identical to those of the prior investment advisory and management agreement that was executed on July 15, 2019, and under which the Adviser had provided investment advisory services to the Company since its inception.

On February 16, 2022, the board of directors of the Company (the “Board”), including a majority of the directors who are not “interested persons”, as such term is defined under the Investment Company Act of 1940 Act, as amended, of the Company approved, and recommended that the Unitholders approve, the New Investment Management Agreement. On March 3, 2022, the Company received the vote of a majority-in-interest of its Unitholders which were entitled to give consent as of such date to approve the New Investment Management Agreement. On March 21, 2022, the Company filed a definitive information statement with the Securities and Exchange Commission pursuant to Regulation 14C of the Securities Exchange Act of 1934, as amended, in connection with the approval of the New Investment Management Agreement.

The description above is only a summary of the material provisions of the Amended Investment Management Agreement, it does not purport to be complete and is qualified in its entirety by reference to the provisions in such agreement, a copy of which is attached hereto as Exhibit 10.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION

10.1	Investment Advisory and Management Agreement, dated as of April 11, 2022, by and between New Mountain Guardian III BDC, L.L.C. and New Mountain Finance Advisers BDC, L.L.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW MOUNTAIN Guardian III BDC, L.L.C.

Date: April 13, 2022	By:	/s/ Joseph Hartswell
		Name:	Joseph Hartswell
		Title:	Chief Compliance Officer and Corporate Secretary